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                                                                    EXHIBIT 10.1


                               PURCHASE AGREEMENT*

        This Purchase Agreement ("AGREEMENT") is made and entered into as of the 27th day of August, 1999 between Superconductor Technologies Inc., a Delaware corporation, having its principal place of business at 460 Ward Drive, Santa Barbara, California 93111 ("STI") and United States Cellular Corporation, a Delaware corporation, having its principal place of business at 8410 West Bryn Mawr, Suite 700, Chicago, Illinois 60631 ("USCC"). This Agreement may refer to STI and USCC individually as a "PARTY" or collectively as the PARTIES."

        WHEREAS, STI manufactures and sells superconducting filters for use in cellular and PCS radio systems.

        WHEREAS, USCC desires to purchase superconducting filters, as set forth on Attachment B ("SYSTEMS"), sold by STI;

        WHEREAS, the Parties wish to enter into an agreement for USCC's purchase of the Systems from STI and wish to replace any and all prior agreements, both written and oral, with this Agreement;

        WHEREAS, USCC desires to acquire warrants from STI which shall permit USCC to purchase shares of STI's common stock ("COMMON STOCK");

        NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree as follows:

                                    ARTICLE 1
                          TERM, MUTUAL REPRESENTATIONS

                1.1 The term of this Agreement shall be five (5) years from the date of this Agreement, unless extended or earlier terminated as hereinafter provided. This Agreement may be extended only upon the mutual written agreement of the Parties.

                1.2 STI represents that (i) it is duly incorporated and existing under the laws of the State of Delaware and is in good standing under such laws; (ii) it has all requisite legal and corporate power and authority to execute and deliver this Agreement and effect the transactions contemplated under this Agreement; and (iii) this Agreement, when executed and delivered by STI, shall constitute valid and binding obligations of STI enforceable in accordance with its terms.



        *Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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                1.3     USCC represents that (i) it is duly incorporated and
existing under the laws of the State of Delaware and is in good standing under such laws; (ii) it has all requisite legal and corporate power and authority to execute and deliver this Agreement and effect the transactions contemplated under this Agreement; and (iii) this Agreement, when executed and delivered by USCC, shall constitute valid and binding obligations of USCC enforceable in accordance with its terms.

                                    ARTICLE 2

                                   TERMINATION

        Subject to Section 3.5, this Agreement may be terminated by written notice thereof given by one Party to the other if one of the following occurs:

        (a) A Party fails to comply with or perform any material covenant, agreement or obligation provided in this Agreement (a "DEFAULTING PARTY"), and the defaulting Party has not cured that default within thirty (30) days after written notice thereof by the non-defaulting Party; or

        (b) A Party becomes insolvent or is adjudicated as bankrupt, or its business comes into the possession or control of any trustee in bankruptcy, or a receiver is appointed for it, or it makes a general assignment for the benefit of creditors. If any of these events occurs, no interest in this Agreement will be deemed an asset of creditors.

                                    ARTICLE 3

                                 PURCHASE ORDERS

                3.1 USCC will place written purchase orders with STI for a minimum of one hundred (100) Systems for delivery prior to December 31, 2000 at prices set forth in Attachment A. STI will provide written acknowledgments of purchase orders so received. USCC will order a minimum of four hundred (400) additional Systems for delivery prior to the end of the term of this Agreement pending successful USCC TDMA and CDMA trials and future cost benefit analyses.

                3.2 Any USCC purchase order for Systems issued during the term of this Agreement will be deemed to be issued in accordance with the terms of this Agreement, unless the Parties expressly agree to the contrary in writing. Any printed term on USCC's purchase order that conflicts with this Agreement will not be binding on either Party.

                3.3 Any affiliate of USCC ("USCC AFFILIATE") may place a purchase order pursuant to the terms and conditions of this Agreement.


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                3.4     USCC will provide to STI a quarterly written forecast of
the Systems it intends to order during the following quarter. This forecast will be based upon a six (6) weeks lead time for deliveries after receipt of USCC's purchase order.

                3.5 USCC will exclusively purchase Systems from STI for a period of six months commencing on the start date of this Agreement . USCC agrees to purchase a minimum of 80% of Systems from STI for the remaining term of the agreement. If USCC requires a system different from the Systems outlined in Attachment B, STI has the first right of refusal to supply the new System(s) as long as STI provides the new system within six months of the written request.

                                    ARTICLE 4

                              ISSUANCE OF WARRANTS

                4.1 As part of this Agreement, STI agrees to issue to USCC a warrant in the form attached to this Agreement as Attachment C (the "WARRANT"), which shall permit USCC to purchase up to One Million (1,000,000) shares of STI's Common Stock, at an exercise price of $4.00 per share and subject to the terms and conditions specified therein. USCC may exercise the purchase right represented by the Warrants with respect to any number of shares of Common Stock if the purchase right with respect to such shares becomes vested. The purchase right with respect to up to 16,700 shares of Common Stock subject to the Warrant shall become vested at the execution of this Agreement and 16,500 additional Warrants shall become vested on October 1, 1999 pending the completion of Purchase Orders for twenty-five System orders now in process. These twenty-five Systems are not to be considered part of the one hundred Systems referenced in
Article 3.1. The purchase right with respect to the remaining number of shares of Common Stock will become vested at a rate of one share per $25 worth of purchases from USCC for the Systems pursuant to this Agreement. Such vesting will occur on a calendar quarterly basis, the number of shares to vest in such quarter will be the STI revenues under this Agreement during the quarter divided by 25.

                4.2 STI represents and warrants that: (a) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Warrant or the underlying shares of Common Stock as contemplated under this Agreement (except any necessary qualification under applicable securities laws and filings with the Securities Exchange Commission); (b) STI has all requisite legal and corporate power and authority to execute and deliver this Agreement, the Warrant, and the Registration Rights Agreement between STI and USCC dated August 27, 1999, to issue the Warrant, to issue the Common Stock issuable on exercise of the Warrant and to carry out and perform its obligations under the terms of this Agreement, the Warrant and the Rights Agreement; (c) all corporate action necessary on the part of the Company necessary for the execution and delivery of the Agreements and the authorization, sale, issuance and delivery of the Shares and the Warrants and the Common Stock issuable upon exercise of the Warrants has taken place; (d) the Warrant when issued in compliance with the provisions of this Agreement, will be validly issued, will be fully paid and nonassessable, and will have the rights, preferences and


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privileges described in the certificate representing the Warrants; (e) the
Common Stock issuable upon exercise of the Warrant has been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the certificate representing the Warrant will be validly issued, and will be fully paid and nonassessable; (f) the Common Stock issued upon exercise of the Warrant will be free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon USCC, provided, however, that the Common Stock issuable upon exercise of the Warrants will be subject to restrictions on transfer under state and/or federal securities laws as set forth in the certificate representing the Warrant and in the Rights Agreement.

                4.3 USCC hereby represents and warrants to STI with respect to the issuance of the Warrant that it is acquiring the Warrant and the underlying Common Stock for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. USCC understands that the Warrant and the underlying Common Stock have not been, and will not be, registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of USCC's representations as expressed herein. USCC is an "ACCREDITED INVESTOR" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission.

                4.4 USCC acknowledges that the Warrants and the underlying Common Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. USCC is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about STI, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations. USCC understands that the certificates evidencing the Warrant will be imprinted with a legend that prohibits the transfer of such securities unless they are registered or such registration is not required.

                4.5 USCC understands that no public market now exists for the Warrant to be issued by STI and that STI has made no assurances that a public market will ever exist for the Warrant.

                4.6 USCC has had an opportunity to discuss STI's business, management and financial affairs with its management. USCC has also had an opportunity to ask questions of officers of STI, which questions were answered to its satisfaction. USCC understands that such discussions, as well as any written information issued by STI, were intended to describe certain aspects of STI's business and prospects but were not a thorough or exhaustive description.


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                                    ARTICLE 5

                               PRICING AND PRODUCT

                5.1 Pricing for the Systems STI sells to USCC is set forth in Attachment A and the specifications for the Systems STI will sell to USCC are set forth on Attachment B.

                5.2 STI warrants not to change the specifications outlined in Attachment B in a manner that would diminish the System's performance without written notification to USCC and the acceptance by USCC.

                5.3     *

                                    ARTICLE 6

                        DELIVERY, RISK OF LOSS AND TITLE

                6.1 STI will ship all Systems to USCC within ten (10) days of delivery dates specified by USCC on the applicable purchase order, provided the Systems are included in the forecast set forth in Section 3.4.

                6.2 STI will select the method and common carrier for shipment unless notified by USCC reasonably in advance of the ship date that USCC desires to select the method and common carrier. STI will pre-pay freight charges from the place of shipment to the designated delivery address on the Purchase Order. STI will not invoice USCC for standard ground shipment charges. If USCC requests non standard shipment, STI will invoice the difference between standard ground shipment and cost of the non standard request. Any non standard freight charges invoiced to USCC will not include mark-up or administrative charges.

                6.3 Delivery terms herein are FOB to the designated delivery address on the USCC Purchase Orders. Unless otherwise provided herein, title and risk of loss will pass to USCC upon delivery to the designated delivery address on the USCC purchase orders. STI warrants to USCC that such title is good and clear and free of all liens and encumbrances.




        *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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                6.4     USCC must notify STI, in writing or a confirmed
facsimile, within thirty (30) days of receipts of (i) any shortages or discrepancies existing between the items charged to USCC on any invoice and the Systems actually received by USCC in the corresponding shipment; and/or (ii) any damages to the Systems. If STI does not receive written notice of such shortage or discrepancy, damage or other objection within the thirty-(30) day period set forth above, USCC will be deemed to have accepted the Systems.

                6.5 Upon STI's receipt of notice that the Systems shipped to USCC are damaged, defective or otherwise non-conforming (i.e., do not conform to the applicable portion of the product specification set forth on Attachment B), STI will promptly provide USCC with replacement Systems. USCC will then promptly return the, defective or non-conforming Systems to STI. The cost associated with shipping the defective and the replacement Systems will be borne by STI.

                                    ARTICLE 7

                              USCC'S PAYMENT TO STI

                7.1 STI agrees to invoice for the Systems only after USCC receives the System.

                7.2     USCC will pay all amounts invoiced by STI within thirty
(30) days of receipt of STI's invoice for the Systems. STI will issue a separate invoice for each purchase order.

                7.3 If the damaged or otherwise non-conforming Systems are received by USCC from STI, that portion of the invoice for the damaged or non-conforming Systems will not be paid until such Systems are replaced. Invoices submitted for non-conforming Systems will not be due until thirty (30) days after the conforming Systems have been received by USCC.

                7.4 If USCC wishes to dispute any charge on an invoice, USCC must provide STI a full written explanation of the basis of the dispute within thirty (30) days of USCC's receipt of the invoice. If it is determined that the disputed amount was properly billed to USCC, then USCC will remit full payment within fifteen (15) days from the date of such determination. If it is determined that USCC is not obligated to pay the disputed amount, then USCC will have no obligation to pay the disputed amount to STI.

                                    ARTICLE 8

                                      TAXES

                8.1 The prices set forth in Attachment A are exclusive of any taxes, however designated, on the Systems STI sells to USCC under this Agreement. STI will charge and collect from USCC appropriate federal, state and local taxes, except to the extent that USCC provides STI with appropriate documentation that USCC qualifies for a full or partial exemption.


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                8.2     In the event any taxes collected by STI from USCC are
inappropriately assessed against USCC, or any such taxes are charged by STI to USCC at the incorrect rate of taxation, STI will refund to USCC any amounts improperly collected by STI from USCC within thirty (30) days of notice of the overpayment. Notice of USCC's overpayment of taxes to STI will be received when STI discovers an error in the assessment or calculation of taxes; (ii) USCC provides STI with written notice of the tax error; or (iii) any local, state or federal agency or other third party advises STI of the tax error.

                                    ARTICLE 9

                             INSTALLATION AND REPAIR

                9.1 Installation of the Systems will be completed by USCC. STI will, at no cost to USCC, provide appropriate training regarding the installation of the Systems. Such training will be conducted when reasonably requested by USCC.

                9.2 STI will provide USCC and each USCC Affiliate with one set of instructional material for the Systems as to the (i) proper installation of the Systems; (ii) proper operation and (iii) removal and replacement of Systems. STI will provide USCC at the time of installation with documents evidencing the conformity of the Systems shipped to USCC with the appropriate specification listed in Attachment B.

                9.3 STI will operate a twenty-four (24) hour hotline to provide telephone support to USCC. STI's Customer Service will be available to USCC by telephone during STI's normal business hours of 8:00 a.m. to 5:00 p.m., Monday through Friday. Such support will be provided to USCC at no additional cost.

                9.4 If the Systems fail to operate in accordance with the specifications set forth on Attachment B or does not pass a mutually agreeable acceptance test, STI will attempt to correct the anomaly. If it is determined by STI that factory repair is necessary, USCC will promptly ship the Systems to STI. STI will pay for round trip freight charges. STI will then replace the Systems on a like-for-like basis and return them to USCC at STI's cost within twenty (20) working days. STI will replace the units at their cost with systems in compliance with the original specs of the Systems, or if mutually acceptable with a newer or updated System. Premium repair and replacement service is available from STI's Customer Service at the rates set forth on Attachment A. It is recommended that USCC maintain an inventory of spare Systems which may be utilized in emergency situations.

                                   ARTICLE 10

                                SOFTWARE LICENSE

                10.1 As used herein, "SOFTWARE" is defined as any computer code provided by STI to USCC for use in the temperature control and monitoring of the Systems and any updates or maintenance releases thereto. The Software may be provided on separate medium or may be imbedded in the Systems.


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                10.2    STI grants to USCC a limited non-exclusive license to
use the Software solely to support the operation of the Systems that are owned by USCC and which are installed in cellular or PCS Systems owned or operated by USCC. USCC may make copies for its internal use only of non-imbedded Software provided with the Systems.

                10.3 USCC agrees not to decompile, reverse engineer, disassemble, or otherwise reduce the Software to human-perceivable form. USCC may not modify, adapt, translate, rent, sublicense, assign, loan, distribute or network the Software or create derivative works based upon the Software or any part thereof, absent express written approval of STI. USCC is hereby granted permission to link the Software to its Mobile Switching Office or Operations and Maintenance Computer(s) for the sole purpose of monitoring and controlling the Systems.

                                   ARTICLE 11

                                   WARRANTIES

                11.1 Systems Warranties: STI provides a * warranty on its Systems ("WARRANTY PERIOD"). The Warranty Period starts upon delivery of each System. STI warrants that during the Warranty Period, the Systems furnished under this Agreement will be free from defects in material and workmanship and shall conform to the specifications as set forth in Attachment B. STI will make all repairs including round trip freight to defective Systems at their costs during the Warranty Period.

                11.2 Warranty services furnished by STI hereunder will be performed in a professional and competent manner.

                11.3    Year 2000 Compliance

                        11.3.1 STI warrants that all Systems delivered under this Agreement will be Year 2000 compliance and accurately process dates and date related data for dates occurring after December 31, 1999 in the same manner as such Systems processed dates and date related data for dates occurring prior to January 1, 2000. The duration of the warranty will be as defined in, and subject to the terms and limitation of STI's standard commercial warranty or warranties relating to the specific Systems purchased by USCC under this Agreement, provided that no warranty (including the foregoing warranty) will expire prior to April 1, 2000.

                        The remedies available to USCC under this warranty will include repair or replacement of any Systems whose non-compliance is discovered and made known to STI. Nothing in this warranty will be construed to limit any rights or remedies USCC may otherwise have under this Agreement or any purchase order with respect to defects other than Year 2000 performance.




        *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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                        11.3.2  STI represents that it is using commercially
reasonable efforts to cause all Systems owned or controlled by STI to be Year 2000 compliant by December 31, 1999. STI further represents that it is using commercially reasonable efforts to investigate and remain informed regarding the efforts and progress of its vendors and suppliers as used by STI in providing services or Systems to USCC under this Agreement. Upon USCC's request at reasonable intervals STI will provide USCC a written summary of STI's then-current information regarding the efforts and progress toward Year 2000 compliance for the Systems that STI uses to provide services for the Systems.

                        11.3.3  As used herein, Year 2000 compliant will mean:

                                (a)     For all dates in storage, the century is
unambiguous

                                (b)     All operations give consistent results
whether dates in the data, or the current System date, are before or after the millennial New Year's Eve.

                                (c)     February 29, 2000 is properly recognized
as a leap day.

                                (d)     All dates are properly and unambiguously
recognized and presented on input and output interfaces (screens, reports, files, etc.).

                                   ARTICLE 12

                               PROPRIETARY RIGHTS

        Nothing in this Agreement shall be construed as conferring to either Party the right to use any name, trademark or other designation of the other Party. Nothing in this Agreement shall be deemed to grant to either Party any license under the trademarks, trade names, patents or patent applications of the other Party.

                                   ARTICLE 13

                      INTELLECTUAL PROPERTY INDEMNIFICATION

        STI agrees to defend, at its expense, any suits against USCC based upon a claim that any Systems furnished hereunder directly infringes a U. S. patent, copyright, trade secret, trademark or other right of a third party, and to pay costs and damages finally awarded in any such suit, provided that STI is notified promptly in writing of the suit and, at STI's request and at its expense, is given control of said suit and all reasonably requested assistance for defense of same. If the use or sale of any Systems furnished hereunder is enjoined as a result of such suit, STI, at its option, and at no expense to USCC, shall obtain for USCC the rights to use or sell said Systems, or shall substitute an equivalent product reasonably acceptable to USCC and extend this indemnity thereto or shall accept the return Systems and reimburse USCC the purchase price therefore. This indemnity does not extend to any suit based upon any infringement or alleged infringement of any patent or copyright by


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the combination of any Systems furnished by STI and other elements nor does it extend to any products of USCC's design or formula.

                                   ARTICLE 14

                            CONFIDENTIAL INFORMATION

                14.1 All data or information provided by USCC to STI, or by STI to USCC, which the disclosing Party identifies, orally or in writing, as confidential or proprietary shall be designated as "CONFIDENTIAL INFORMATION." Confidential Information shall be used only in connection with the performance of obligations under this Agreement and the receiving Party shall only disclose Confidential Information to its employees who have a need to know this Confidential Information for performance of this Agreement. Absent the written consent of the disclosing Party, the receiving Party is prohibited from disclosing any Confidential Information to any individual or entity not a Party to this Agreement, or to employees or independent contractors of the receiving Party who do not have a need to know such Confidential Information.

                14.2 Neither party shall not make any public disclosure or announcement regarding the existence of this AGREEMENT, any of its terms and conditions hereof, including the pricing, and any accepted purchase orders by USCC except (i) with consent of the other party and (ii) as required by any governmental body or law.

                                   ARTICLE 15

                                      AUDIT

                15.1 Upon thirty (30) days written notice, either Party shall have the right through its authorized representative to make an audit, during normal business hours, of any records, accounts and processes which contain information bearing upon the services provided under this Agreement. The audited party agrees to provide audit support, including appropriate access to and use of the audited party's facilities (including, but not limited to, conference rooms, telephones and copying machines). Each party shall bear its own expenses in connection with such audit.

                15.2 Adjustments, credits or payments shall be made and any corrective action shall commence within thirty (30) days from the auditing party's receipt of the final audit report to compensate for any errors or omissions that are disclosed by such audit and are agreed to by the Parties. One and one-half percent (1 1/2%) or the highest interest rate allowable by law for commercial transaction shall be assessed on any amounts owed and shall be computed by compounding daily form the time of the overcharge to the date of payment or credit.


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                                   ARTICLE 16

                                  FORCE MAJEURE

        Neither Party shall be held responsible for any delay or failure in performance to the extent that such delay or failure is caused by a Force Majeure act or event. Force Majeure acts or events are unforeseen circumstances or causes beyond the reasonable control of the delayed Party including, but not limited to, acts of God, war (including civil war), riots, embargoes, acts (whether sovereign or contractual) of civil or military authorities, acts of any government, earthquakes, fires, floods, explosions, the elements, epidemics, quarantine restrictions, strikes, lockouts, plant shutdowns, slowdowns, accidents, shortages of energy, material, component parts, labor, or delays of suppliers or subcontractors. Each Party shall immediately notify the other Party of an inability to perform due to the occurrence or existence of a Force Majeure act or event by telephone and shall confirm such notification in writing as promptly as possible, including in such notice an estimate of the effect and/or duration of the Force Majeure act or event. The delivery schedule shall be considered extended by a period of time equal to the time lost because of a Force Majeure act or event. In the event STI is unable to wholly or partially perform for a period of greater than 45 days because of any Force Majeure act or event beyond its reasonable control, USCC may terminate any delayed order without any liability.

                                   ARTICLE 17

                        RELATIONSHIP BETWEEN THE PARTIES

               The relationship between the Parties is that of independent contractors. Notwithstanding Article #4, nothing herein is intended or will be construed to establish any agency, employment, partnership or joint venture relationship between the Parties. Each Party shall be solely responsible for the direction, control and management of its subcontractors, agents and employees.

                                   ARTICLE 18

                             LIMITATION OF LIABILITY

        Neither Party shall be liable to the other under this Agreement for indirect, incidental, consequential or special damages, including without limitation, lost profits, regardless of the form of action.

                                   ARTICLE 19

                               DISPUTE RESOLUTION

        The Parties agree to meet and configure in good faith to resolve any problems or disputes that may arise under this Agreement. If the Parties fail to reach an amicable settlement within thirty (30) days after either Party gives notice to the other Party of the existence of a problem or dispute, either


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Party may then submit the dispute for arbitration to the American Arbitration
Association ("AAA") for final decision, with instructions that the arbitration be conducted in the manner set forth below.

        (a) Arbitration shall be conducted by three (3) arbitrators. USCC shall nominate one (1) arbitrator and STI shall nominate one (1) arbitrator. The third arbitrator shall be agreed upon by the arbitrators nominated by the Parties, and this third arbitrator shall serve as chairperson of the panel.

        (b) The place of arbitration shall be at a neutral location agreed upon by the Parties. The arbitration award shall be final and binding on the Parties. The costs of arbitration shall be borne by a Party or the Parties, as determined by the arbitration panel.

        (c) When any dispute occurs and when any dispute is under arbitration, with the exception of the matters under dispute, the Parties shall continue to exercise their remaining respective rights and fulfill their remaining respective obligations under this Agreement.

                                   ARTICLE 20

                                   ASSIGNMENT

        Neither Party shall assign or transfer their rights or obligations under this Agreement without the proper written consent of the other Party. Notwithstanding the foregoing, either Party may, upon prompt written notice, assign their respective rights and obligations pursuant to this Agreement to any affiliate, provided, however, that the assigning Party shall remain liable under this Agreement. In the event of an assignment, this Agreement shall be binding upon and inure to the benefit of each such successor or transferee.

                                   ARTICLE 21

                                  GOVERNING LAW

        This Agreement and the rights and duties of the Parties hereunder shall be governed and interpreted according to the laws of the State of Illinois.

                                   ARTICLE 22

                                    AMENDMENT

        No alterations or modifications of this Agreement shall be binding upon either STI or USCC unless made in writing and signed by an authorized representative of each.


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                                   ARTICLE 23

                                  SEVERABILITY

        Any provision of this Agreement that is determined to be invalid or unenforceable will be ineffective to the extent of such determination without invalidating the remaining provisions of this Agreement or affecting the validity of enforceability of such remaining provisions.

                                   ARTICLE 24

                             SURVIVAL OF OBLIGATIONS

        The rights and obligations of the Parties under this Agreement that, by their nature, would continue beyond the termination, cancellation or expiration, shall survive such termination, cancellation or expiration.

                                   ARTICLE 25

                                     WAIVER

        Any failure by either Party to insist upon the specific performance by the other Party of any of the provisions of the Agreements shall not be deemed a waiver of any of the provisions of this Agreement, and each Party, notwithstanding such failure, shall have the right thereafter to insist upon the specific performance of any and all of the provisions of this Agreement.

                                   ARTICLE 26

                                     NOTICES

        Except as may be otherwise specifically provided, all notices and communications shall be in writing and delivered by: (a) United States Postal Service certified or registered mail, return receipt requested, postage prepaid;
(b) facsimile transmission with a copy mailed by first class mail or its equivalent deposited in the United States Postal Service, postage prepaid; (c) overnight courier service; or (d) personal delivery; and shall be directed to the persons at the applicable addresses set forth below, or to such other person or place as the Parties may direct. Notice shall be deemed received on the date of facsimile transmission confirmation, or the date of delivery, whichever applies:

        Superconductor Technologies, Inc.  United States Cellular Corp.
        460 Ward Drive                     8410 West Bryn Mawr Avenue, Suite 700
        Santa Barbara, California 93111    Chicago, Illinois 60631-3486
        Attn:  Ms. Linda Sessler           Attn:  Mr. Paul Gill
        Manager, HQ Sales Administration   Procurement Manager
        Telephone  (805) 683-7646          Telephone  (773) 399-4910
        Facsimile   (805) 683-8527         Facsimile   (773) 399-4123
or at such other address as the intended recipient previously shall have designated by written notice to the other Party.

                                   ARTICLE 27

                                    HEADINGS

        Headings are inserted for convenience only and shall not be used in any way to construe the terms of this Agreement.

                                   ARTICLE 28

                                ENTIRE AGREEMENT

        This Agreement and Attachment C, Attachments A and B and the Registration Rights Agreement incorporated herein by reference, constitute the entire understanding between the Parties. This Agreement supersedes all prior agreements between the Parties relating to the subject matter contained herein and merges all prior discussions between them. Neither Party shall be bound by any definition, condition, provision, representation, warranty, covenant or promise other than as expressly stated in this Agreement or as is contemporaneously or subsequently set forth in writing and executed by a duly authorized officer or representative of the Party to be bound thereby.

        IN WITNESS HEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives:

Superconductor Technologies Inc.       United States Cellular Corporation

By:  /s/ E. Ray Cotten                 By: /s/ Richard Goehring

Title:  Sr. Vice President, Sales      Title:  Executive Vice President,
        & Marketing                            Engineering & Network Operations

Date: August 27, 1999                  Date: August 27, 1999

                                  ATTACHMENT A

                         SuperFilter(R) Systems Pricing

-----------------------------------------------------------------------------
     MODEL                    DESCRIPTION                   PRICE PER SYSTEM
-----------------------------------------------------------------------------
       *             Cellular A Band, 2-PAK, Rack                  *
                     Mount, Replacement Option
-----------------------------------------------------------------------------
       *             Cellular B Band, 2-PAK, Rack                  *
                     Mount, Replacement Option
-----------------------------------------------------------------------------
       *             Cellular A Band, 2-PAK, Rack                  *
                     Mount, Variable Gain Option
-----------------------------------------------------------------------------
       *             Cellular B Band, 2-PAK, Rack                  *
                     Mount, Variable Gain Option
-----------------------------------------------------------------------------
       *             Cellular A Band, 2-PAK, Rack                  *
                     Mount, SuperMC
-----------------------------------------------------------------------------
       *             Cellular B Band, 2-PAK,                       *
                     Rack Mount, SuperMC
-----------------------------------------------------------------------------
       *             Cellular A Band, 6-PAK, Rack                  *
                     Mount, Variable Gain Adapter
-----------------------------------------------------------------------------
       *             Cellular B Band, 6-PAK, Rack                  *
                     Mount, Variable Gain Adapter
-----------------------------------------------------------------------------
       *             Cellular A Band, 6-PAK, Rack                  *
                     Mount, Replacement Adapter
-----------------------------------------------------------------------------
       *             Cellular B Band, 6-PAK, Rack                  *
                     Mount, Replacement Adapter
-----------------------------------------------------------------------------
       *             Cellular A Band, 6-PAK, Rack                  *
                     Mount, SuperMC(TM)
-----------------------------------------------------------------------------
       *             Cellular B Band, 6-PAK, Rack                  *
                     Mount, SuperMC(TM)
-----------------------------------------------------------------------------

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT B

                             GUIDE TO SPECIFICATIONS

--------------------------------------------------------------------------------
                MODEL NUMBER                         PAGE NUMBER
--------------------------------------------------------------------------------
                     *                                     i
--------------------------------------------------------------------------------
                     *                                     ii
--------------------------------------------------------------------------------
                     *                                    iii
--------------------------------------------------------------------------------
                     *                                     iv
--------------------------------------------------------------------------------
                     *                                     v
--------------------------------------------------------------------------------
                     *                                     vi
--------------------------------------------------------------------------------
                     *                                    vii
--------------------------------------------------------------------------------
                     *                                    viii
--------------------------------------------------------------------------------
                     *                                     ix
--------------------------------------------------------------------------------
                     *                                     x
--------------------------------------------------------------------------------
                     *                                     xi
--------------------------------------------------------------------------------
                     *                                    xii
--------------------------------------------------------------------------------

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                             SUPERFILTER(R) MODEL *
             Cellular A Band, 2-PAK, Rack Mount, Replacement Option


         PARAMETER                              SPECIFICATION *
       -------------------------------------------------------------------------
       Passband                                                      *
       Rejection (from max. passband gain)

             DC - 815 MHz                                            *
             815 - 822.2 MHz                                         *
             837.2 - 844.5 MHz                                       *
             847.1 - 869 MHz                                         *
             869 - 894 MHz                                           *

       Noise Figure                                                  *
       Gain                                                          *
       Attenuation                                                   *
       VSWR                                                          *
       Output third order intercept point                            *
       Max in-band RF input signal level (no                         *
       damage)
       Max out-of-band RF input signal level                         *
       (no damage)
                                         GENERAL SPECIFICATION
       -------------------------------------------------------------------------
       Power requirements                150 W @ + 27VDC idle
                                         180 W cool-down

       Operating temperature             0 to 50(degree) C
       Weight                            55 lbs.

       Size                              17" X 25" X 7" (Rack Mounting Provided)
       Connections

             RF Connectors               N - Female
             DC power connectors         Wire clamp terminal block
             RS-232 Port Connector       DB- 25S

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

STI reserves the right to change specifications at any time

                                 STI PROPRIETARY

                             SUPERFILTER(R) MODEL *
             Cellular B Band, 2-PAK, Rack Mount, Replacement Option


         PARAMETER                              SPECIFICATION *
       -------------------------------------------------------------------------
       Passband                                                      *
       Rejection (from max. passband gain)

             DC - 829 MHz                                            *
             829- 833 MHz                                            *
             845.22 - 846.28 MHz                                     *
             851 - 869 MHz                                           *
             869 - 894 MHz                                           *

       Noise Figure                                                  *
       Gain                                                          *
       Attenuation                                                   *
       VSWR                                                          *
       Output third order intercept point                            *
       Max in-band RF input signal level (no                         *
       damage)
       Max out-of-band RF input signal level                         *
       (no damage)
                                         GENERAL SPECIFICATION
       -------------------------------------------------------------------------
       Power requirements                150 W @ + 27VDC idle
                                         180 W cool-down

       Operating temperature             0 to 50(degree) C
       Weight                            55 lbs.
       Size                              17" X 25" X 7" (Rack Mounting Provided)
       Connections

             RF Connectors               N - Female
             DC power connectors         Wire clamp terminal block
             RS-232 Port Connector       DB- 25S


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

STI reserves the right to change specifications at any time

                                 STI PROPRIETARY

                             SUPERFILTER(R) MODEL *

            Cellular A Band, 2-PAK, Rack Mount, Variable Gain Option

         PARAMETER                              SPECIFICATION *
       -------------------------------------------------------------------------
       Passband                                                      *
       Rejection (from max. passband gain)

             DC - 815 MHz                                            *
             815 - 822.2 MHz                                         *
             837.2 - 844.5 MHz                                       *
             847.1 - 869 MHz                                         *
             869 - 894 MHz                                           *

       Noise Figure                                                  *
       Gain                                                          *
       Attenuation                                                   *
       VSWR                                                          *
       Output third order intercept point                            *
       Max in-band RF input signal level (no                         *
       damage)
       Max out-of-band RF input signal level                         *
       (no damage)
                                         GENERAL SPECIFICATION
       -------------------------------------------------------------------------
       Power requirements                130 W @ + 27VDC idle
                                         160 W cool-down

       Operating temperature             0 to 50(degree) C
       Weight                            55 lbs.
       Size                              17" X 25" X 7" (Rack Mounting Provided)
       Connections

             RF Connectors               N - Female
             DC power connectors         Wire clamp terminal block
             RS-232 Port Connector       DB- 25S


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

STI reserves the right to change specifications at any time

                                 STI PROPRIETARY

                             SUPERFILTER(R) MODEL *
            Cellular B Band, 2-PAK, Rack Mount, Variable Gain Option

         PARAMETER                              SPECIFICATION *
       -------------------------------------------------------------------------
       Passband                                                      *
       Rejection (from max. passband gain)

             DC - 829 MHz                                            *
             829- 833 MHz                                            *
             845.22 - 846.28 MHz                                     *
             851 - 869 MHz                                           *
             869 - 894 MHz                                           *

       Noise Figure                                                  *
       Gain                                                          *
       Attenuation                                                   *
       VSWR                                                          *
       Output third order intercept point                            *
       Max in-band RF input signal level (no                         *
       damage)
       Max out-of-band RF input signal level                         *
       (no damage)
                                         GENERAL SPECIFICATION
       -------------------------------------------------------------------------
       Power requirements                130 W @ + 27VDC idle
                                         160 W cool-down

       Operating temperature             0 to 50(degree) C
       Weight                            55 lbs.
       Size                              17" X 25" X 7" (Rack Mounting Provided)
       Connections

             RF Connectors               N - Female
             DC power connectors         Wire clamp terminal block
             RS-232 Port Connector       DB- 25S


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

STI reserves the right to change specifications at any time

                                 STI PROPRIETARY

                             SUPERFILTER(R) MODEL *
                 Cellular A Band, 2-PAK, Rack Mount, SuperMC(TM)

         PARAMETER                              SPECIFICATION *
       -------------------------------------------------------------------------
       Passband                                                      *
       Rejection (from max. passband gain)

             DC - 815 MHz                                            *
             815 - 822.2 MHz                                         *
             837.2 - 844.5 MHz                                       *
             847.1 - 869 MHz                                         *
             869 - 894 MHz                                           *

       Noise Figure                                                  *
       Gain                                                          *
       Attenuation                                                   *
       VSWR                                                          *
       Output third order intercept point                            *
       Max in-band RF input signal level (no                         *
       damage)
       Max out-of-band RF input signal level                         *
       (no damage)
                                                    GENERAL SPECIFICATION
       -------------------------------------------------------------------------
       Power requirements                SuperFilter
                                         130 W @ + 27VDC idle
                                         160 W cool-down
                                         SuperMC
                                         30 W @ + 27VDC

       Operating temperature             0 to 50(degree) C
       Weight                            SuperFilter
                                         55 lbs.
                                         SuperMC
                                         12 lbs.

       Size                              SuperFilter
                                         17" X 25" X 7" (Rack Mounting Provided)
                                         SuperMC
                                         17" X 12.5" X "1.7"

       Connections

             RF Input Connectors         N - Female
             RF Output Connectors        BNC
             DC power connectors         Wire clamp terminal block
             RS-232 Port Connector       DB- 25S


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

STI reserves the right to change specifications at any time

                                 STI PROPRIETARY

                                        V

                             SUPERFILTER(R) MODEL *
                 Cellular B Band, 2-PAK, Rack Mount, SuperMC(TM)

         PARAMETER                              SPECIFICATION *
       -------------------------------------------------------------------------
       Passband                                                      *
       Rejection (from max. passband gain)

             DC - 829 MHz                                            *
             829- 833 MHz                                            *
             845.22 - 846.28 MHz                                     *
             851 - 869 MHz                                           *
             869 - 894 MHz                                           *

       Noise Figure                                                  *
       Gain                                                          *
       Attenuation                                                   *
       VSWR                                                          *
       Output third order intercept point                            *
       Max in-band RF input signal level (no                         *
       damage)
       Max out-of-band RF input signal level                         *
       (no damage)
                                                    GENERAL SPECIFICATION
       -------------------------------------------------------------------------
       Power requirements                SuperFilter
                                         130 W @ + 27VDC idle
                                         160 W cool-down SuperMC
                                         30 W @ + 27VDC

       Operating temperature             0 to 50(degree) C

       Weight                            SuperFilter
                                         55 lbs.
                                         SuperMC
                                         12 lbs.

       Size                              SuperFilter
                                         17" X 25" X 7" (Rack Mounting Provided)
                                         SuperMC
                                         17" X 12.5" X "1.7"

       Connections

             RF Input Connectors         N - Female
             RF Output Connectors        BNC
             DC power connectors         Wire clamp terminal block
             RS-232 Port Connector       DB- 25S


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

STI reserves the right to change specifications at any time

                                 STI PROPRIETARY

                                       Vi

                              SUPERFILTER(R)MODEL *
            Cellular A Band, 6-PAK, Rack Mount, Variable Gain Adapter

         PARAMETER                              SPECIFICATION *
       -------------------------------------------------------------------------
       Passband                                                      *
       Rejection (from max. passband gain)

             DC - 815 MHz                                            *
             815 - 822.2 MHz                                         *
             837.2 - 844.5 MHz                                       *
             847.1 - 869 MHz                                         *
             869 - 894 MHz                                           *

       Noise Figure                                                  *
       Gain                                                          *
       Attenuation                                                   *
       VSWR                                                          *
       Output third order intercept point                            *
       Max in-band RF input signal level (no                         *
       damage)
       Max out-of-band RF input signal level                         *
       (no damage)
                                         GENERAL SPECIFICATION
       -------------------------------------------------------------------------
       Power requirements                SuperFilter
                                         130 W @ + 27VDC idle
                                         160 W cool-down Variable Gain Adapter
                                         10 W @ + 27VDC

       Operating temperature             0 to 50(degree) C
       Weight                            SuperFilter
                                         58 lbs.
                                         Variable Gain Adapter
                                         12 lbs.

       Size                              SuperFilter
                                         17" X 25" X 7" (Rack Mounting
                                         Provided)
                                         Variable Gain Adapter
                                         17" X 12.5" X "1.7"

       Connections

             RF Connectors               N - Female
             DC power connectors         Wire clamp terminal block
             RS-232 Port Connector       DB- 25S


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

STI reserves the right to change specifications at any time

                                 STI PROPRIETARY

                                       Vii

                              SUPERFILTER(R)MODEL *
            Cellular B Band, 6-PAK, Rack Mount, Variable Gain Adapter


         PARAMETER                          SPECIFICATION (EACH OF TWO RF PATHS)
       -------------------------------------------------------------------------
       Passband                                                      *
       Rejection (from max. passband gain)

             DC - 829 MHz                                            *
             829- 833 MHz                                            *
             845.22 - 846.28 MHz                                     *
             851 - 869 MHz                                           *
             869 - 894 MHz                                           *

       Noise Figure                                                  *
       Gain                                                          *
       Attenuation                                                   *
       VSWR                                                          *
       Output third order intercept point                            *
       Max in-band RF input signal level (no                         *
       damage)
       Max out-of-band RF input signal level                         *
       (no damage)
                                         GENERAL SPECIFICATION
       -------------------------------------------------------------------------
       Power requirements                SuperFilter
                                         130 W @ + 27VDC idle
                                         160 W cool-down Variable Gain Adapter
                                         10 W @ + 27VDC

       Operating temperature             0 to 50(degree) C
       Weight                            SuperFilter
                                         58 lbs.
                                         Variable Gain Adapter
                                         12 lbs.

       Size                              SuperFilter
                                         17" X 25" X 7" (Rack Mounting
                                         Provided)
                                         Variable Gain Adapter
                                         17" X 12.5" X "1.7"

       Connections

             RF Connectors               N - Female
             DC power connectors         Wire clamp terminal block
             RS-232 Port Connector       DB- 25S


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

STI reserves the right to change specifications at any time

                                 STI PROPRIETARY

                                      Viii

                             SUPERFILTER(R) MODEL *
             Cellular A Band, 6-PAK, Rack Mount, Replacement Adapter


         PARAMETER                              SPECIFICATION *
       -------------------------------------------------------------------------
       Passband                                                      *
       Rejection (from max. passband gain)
             DC - 815 MHz                                            *
             815 - 822.2 MHz                                         *
             837.2 - 844.5 MHz                                       *
             847.1 - 869 MHz                                         *
             869 - 894 MHz                                           *

       Noise Figure                                                  *
       Gain                                                          *
       Attenuation                                                   *
       VSWR                                                          *
       Output third order intercept point                            *
       Max in-band RF input signal level (no damage)                 *
       Max out-of-band RF input signal level (no damage)             *

                                         GENERAL SPECIFICATION
       -------------------------------------------------------------------------
       Power requirements                SuperFilter
                                         130 W @ + 27VDC idle
                                         160 W cool-down
                                         Replacement Adapter
                                         60 W @ + 27VDC

       Operating temperature             0 to 50(degree) C

       Weight                            SuperFilter
                                         58 lbs.
                                         Replacement Adapter
                                         20 lbs.

       Size                              SuperFilter
                                         17" X 25" X 7" (Rack Mounting
                                         Provided)
                                         Replacement Adapter
                                         17" X 17.5" X "1.7"

       Connections

             RF Connectors               N - Female
             DC power connectors         Wire clamp terminal block
             RS-232 Port Connector       DB- 25S


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

STI reserves the right to change specifications at any time

                                 STI PROPRIETARY

                                       IX

                             SUPERFILTER(R) MODEL *
             Cellular B Band, 6-PAK, Rack Mount, Replacement Adapter

         PARAMETER                              SPECIFICATION *
       -------------------------------------------------------------------------
       Passband                                                      *
       Rejection (from max. passband gain)
             DC - 829 MHz                                            *
             829- 833 MHz                                            *
             845.22 - 846.28 MHz                                     *
             851 - 869 MHz                                           *
             869 - 894 MHz                                           *

       Noise Figure                                                  *
       Gain                                                          *
       Attenuation                                                   *
       VSWR                                                          *
       Output third order intercept point                            *
       Max in-band RF input signal level (no damage)                 *
       Max out-of-band RF input signal level (no damage)             *

                                         GENERAL SPECIFICATION
       -------------------------------------------------------------------------
       Power requirements                SuperFilter
                                         130 W @ + 27VDC idle
                                         160 W cool-down
                                         Replacement Adapter
                                         60 W @ + 27VDC

       Operating temperature             0 to 50(degree) C

       Weight                            SuperFilter
                                         58 lbs.
                                         Replacement Adapter
                                         20 lbs.

       Size                              SuperFilter
                                         17" X 25" X 7" (Rack Mounting
                                         Provided)
                                         Replacement Adapter
                                         17" X 17.5" X "1.7"

       Connections

             RF Connectors               N - Female
             DC power connectors         Wire clamp terminal block
             RS-232 Port Connector       DB- 25S


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

STI reserves the right to change specifications at any time

                                 STI PROPRIETARY

                                        X

                             SUPERFILTER(R) MODEL *
                 Cellular A Band, 6-PAK, Rack Mount, SuperMC(TM)


         PARAMETER                              SPECIFICATION *
       -------------------------------------------------------------------------
       Passband                                                      *
       Rejection (from max. passband gain)
             DC - 815 MHz                                            *
             815 - 822.2 MHz                                         *
             837.2 - 844.5 MHz                                       *
             847.1 - 869 MHz                                         *
             869 - 894 MHz                                           *

       Noise Figure                                                  *
       Gain                                                          *
       Attenuation                                                   *
       VSWR                                                          *
       Output third order intercept point                            *
       Max in-band RF input signal level (no
       damage)                                                       *
       Max out-of-band RF input signal level
       (no damage)                                                   *
                                         GENERAL SPECIFICATION
       -------------------------------------------------------------------------
       Power requirements                SuperFilter
                                         140 W @ + 27VDC idle
                                         180 W cool-down
                                         SuperMC
                                         30 W @ + 27VDC

       Operating temperature             0 to 50(degree) C

       Weight                            SuperFilter
                                         48 lbs.
                                         SuperMC
                                         12 lbs.

       Size                              SuperFilter
                                         17" X 25" X 7" (Rack Mounting
                                         Provided)
                                         SuperMC
                                         17" X 12.5" X "1.7"

       Connections

             RF Input Connectors         N - Female
             RF Output Connectors        BNC
             DC power connectors         Wire clamp terminal block
             RS-232 Port Connector       DB- 25S


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

STI reserves the right to change specifications at any time

                                 STI PROPRIETARY

                                       XI

                             SUPERFILTER(R) MODEL *
                 Cellular B Band, 6-PAK, Rack Mount, SuperMC(TM)


         PARAMETER                              SPECIFICATION *
       -------------------------------------------------------------------------
       Passband                                                      *
       Rejection (from max. passband gain)
             DC - 829 MHz                                            *
             829- 833 MHz                                            *
             845.22 - 846.28 MHz                                     *
             851 - 869 MHz                                           *
             869 - 894 MHz                                           *

       Noise Figure                                                  *
       Gain                                                          *
       Attenuation                                                   *
       VSWR                                                          *
       Output third order intercept point                            *
       Max in-band RF input signal level (no
       damage)                                                       *
       Max out-of-band RF input signal level
       (no damage)                                                   *
                                         GENERAL SPECIFICATION
       -------------------------------------------------------------------------
       Power requirements                SuperFilter
                                         140 W @ + 27VDC idle
                                         180 W cool-down
                                         SuperMC
                                         30 W @ + 27VDC

       Operating temperature             0 to 50(degree) C

       Weight                            SuperFilter
                                         58 lbs.
                                         SuperMC
                                         12 lbs.

       Size                              SuperFilter
                                         17" X 25" X 7" (Rack Mounting Provided)
                                         SuperMC
                                         17" X 12.5" X "1.7"

       Connections

             RF Input Connectors         N - Female
             RF Output Connectors        BNC
             DC power connectors         Wire clamp terminal block
             RS-232 Port Connector       DB- 25S


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

STI reserves the right to change specifications at any time

                                 STI PROPRIETARY

                                       XII